Recent Accounting Pronouncements	6 Months Ended
Jun. 30, 2020
Accounting Changes and Error Corrections [Abstract]
Recent Accounting Pronouncements
14.	RECENT ACCOUNTING PRONOUNCEMENTS

In December 2019, the Financial Accounting Standards Board (the “FASB”) issued ASU No. 2019-12, Income Taxes (Topic 740) – Simplifying the Accounting for Income Taxes. This ASU enhances and simplifies various aspect of the income tax accounting guidance, including requirements such as tax basis step-up in goodwill obtained in a transaction that is not a business combination, ownership changes in investments, methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year and interim-period accounting for enacted changes in tax law. The amendment will be effective for public companies with fiscal years beginning after December 15, 2020, (which will be January 1, 2021 for the Company); early adoption is permitted. The Company is currently assessing the impact of this pronouncement to its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments, which supersedes current guidance requiring recognition of credit losses when it is probable that a loss has been incurred. The ASU requires an entity to establish an allowance for estimated credit losses on financial assets, including trade and other receivables, at each reporting date. This ASU will result in earlier recognition of allowances for losses on trade and other receivables and other contractual rights to receive cash. For smaller reporting companies, the effective date for this standard has been delayed and will be effective for fiscal years beginning after December 15, 2022 (which will be January 1, 2023 for the Company). The Company is evaluating the impact that the adoption of this standard will have on its consolidated financial statements.